Exhibit 99

National Fuel Gas Company David F. Smith President & Chief Operating Officer Ronald J. Tanski Treasurer & Principal Financial Officer

Safe Harbor NOTE: This presentation contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning plans, objectives, goals, projections, strategies and future events or performance, other statements that are not statements of historical fact, and statements identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "may," "should," "will" or words of similar meaning. While National Fuel's expectations, beliefs and projections are made in good faith and are believed to have a reasonable basis, actual results may differ materially. Refer to National Fuel's most recent Form 10-Q for a listing of important risk factors you should consider. In addition, this presentation contains certain non- GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided at the end of this presentation.

Grow shareholder value through timely investment in the energy industry. National Fuel Gas Company Corporate Objective

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E $3.08 B At Fiscal Year End Net Plant by Segment (in Millions)

National Fuel Gas Company Net Plant by Segment $2,878 Million At September 30, 2006 Utility P&S E&P All Other Net plant 1084.1 674.2 1002.3 118

$193 Million 12 Months Ended September 30, 2006 Utility P&S E&P Timber Energy Mkt. Corp. & Other NI 47.3 55.6 78.4 5.7 5.8 1 National Fuel Gas Company Net Income from Continuing Operations* * Excludes oil and gas impairment of $68.6 million, income tax adjustments of $11.2 million and out-of- period adjustment to symmetrical sharing of $2.5 million.

70 0.19 71 0.2 72 0.205 73 0.215 74 0.225 75 0.235 76 0.245 77 0.255 78 0.27 79 0.2875 80 0.3075 81 0.33 82 0.36 83 0.39 84 0.47 85 0.52 86 0.57 87 0.6 88 0.63 89 0.67 90 0.71 91 0.73 92 0.75 93 0.77 94 0.79 95 0.81 96 0.84 97 0.87 98 0.9 99 0.93 '00 0.96 '01 1.01 '02 1.04 '03 1.08 '04 1.12 '05 1.16 '06 1.2 National Fuel Gas Company Dividend Growth $0.19 $1.20 Annual Rate At Fiscal Year End

Earnings * Dividends Paid 85 0.95 0.48 86 0.88 0.53 87 0.88 0.58 88 0.83 0.61 89 0.97 0.64 90 0.92 0.68 91 0.82 0.72 92 0.97 0.74 93 1.08 0.76 94 1.16 0.78 95 1.02 0.8 96 1.39 0.82 97 1.49 0.85 98 1.44 0.88 99 1.47 0.91 '00 1.61 0.94 '01 2.11 0.97 '02 1.58 1.02 '03 1.89 1.05 '04 1.98 1.09 '05 2.15 1.13 '06 2.25 1.17 * Excludes special items Dividends Paid Fiscal Year National Fuel Gas Company Earnings vs. Dividends Paid Earnings per Diluted Share

National Fuel Gas Company Energy Mktg. Timber E&P P&S Utility National Fuel Gas Distribution Corporation National Fuel Gas Supply Corporation and Empire State Pipeline Seneca Resources Corporation Highland Forest Resources, Inc. and NE Div. Of Seneca Resources Corporation National Fuel Resources, Inc. National Fuel Gas Company Major Business Segments

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2,966 Miles of System Pipeline 15 Compressor Stations Totaling 39,886 Horsepower Transportation Volume for Fiscal 2006: 375.0 Bcf $123.4 MM in Revenues for Fiscal 2006 Pipeline & Storage Pipeline Operating Statistics

32 Underground Natural Gas Storage Fields (4 Co-owned with Nonaffiliated Companies) 15 Compressor Stations Totaling 35,475 Horsepower 73.4 Bcf of Working Storage Capacity $66.8 MM in Revenues for Fiscal 2006 Pipeline & Storage Storage Operating Statistics

Fiscal Year 2002 2003 2004 2005 2006 Earnings 0.49 0.56 0.599 0.63 0.65 a Excludes impairment of Independence Pipeline of -$0.12 b Excludes SFAS 88 settlement loss of -$0.02 c Excludes base gas sale of $0.03 and gain associated with insurance proceeds of $0.05 a b Fiscal Year Pipeline & Storage Diluted Earnings per Share c

Pipeline & Storage FERC Proceeding 4/06: Complaint & Motion for Summary Disposition filed against Supply Corp. by NYPSC, PaPUC and Pennsylvania OCA (FERC Docket No. RP06-298-000) Complainants allege that Supply's rates are unjust and unreasonable and challenge Supply's fuel retainage level Supply vigorously opposed these actions 6/06: FERC denies Complainants' Motion for Summary Disposition. 9/06: Supply Corp. reports parties reached settlement in principle which resolves all issues. Chief ALJ suspends procedural schedule pending filing of the settlement with FERC.

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Empire Connector FERC issued the Final Environmental Impact Statement on 10/13/06, Finding No Significant Environmental Impact Initial Capacity 250,000 Dth/day - KeySpan 150,750 Dth/day Target In-Service Date Fall 2008 78 Miles of 24" Pipe - 1,440 psig 20,620 HP of Compression Receipts from TransCanada Pipeline @ Chippawa, Ontario; Deliveries to Millennium @ Corning, New York Capital Cost Approximately $152 Million

Leidy Hub Our Prime Location 21

Tuscarora Extension Phase I Pipeline Capacity 130,000 Dth/day Estimated In-Service Date Late Calendar 2009/Early Calendar 2010 23 Miles of 24" Pipe 800 HP of Compression Receipts from NFGSC and Other Storages and Upstream Pipelines Deliveries to Millennium and Empire Capital Cost Approximately $39 Million Development Activities Contingent on Market

Fiscal Year 2002 2003 2004 2005 2006 Earnings 0.12 0.12 0.07 0.06 0.07 a Excludes gain from timber sale of +$1.26 b Excludes adj. of gain on timber sale of -$0.01 a b Fiscal Year Timber Diluted Earnings per Share

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At 09/30/03 At 09/30/04 At 09/30/05 At 09/30/06 30-59 days 7.9 8.3 9 9.2 60-89 days 5.6 5.9 6.5 7.1 90-119 days 5.8 5.4 6.3 6.8 120 days & over 43.8 48.4 54.4 66.7 Reserve for Bad Debt 12.7 12.9 25.1 29.7 Utility Accounts Receivable - Customer $ Millions

New York Merchant Function Charge Varies with Cost of Gas Rates Include Allowance Attributable to Uncollectible Expense Residential Non-Residential 2.742% .304% Multiplied by Gas Supply Cost Rate Utility Bad Debt Tracking

Fiscal Year TME Utility Average Use Per Residential Customer Mcf '73 '74 '75 '76 '77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 180.205 173.305 173.431 170.237 164.955 156.044 156.898 152.605 153.207 145.597 132.388 134.153 131.672 132.194 131.12 135.531 132.77 130.829 133.551 128.393 127.036 128.857 123.223 124.975 124.137 119.631 116.131 118.369 116.198 114.23 115.627 113.961 107.929 105.852 105.85 Mcf (New York)

Utility Pennsylvania Jurisdiction May 31, 2006 -- Utility filed a rate case with the Pennsylvania PUC, to increase revenues by $25.9 million. October 12, 2006 -- Utility reported that the parties entered into a proposed settlement. Proposed Base Rate Revenue Increase of $14.3 million If approved as filed, rates will be effective January 1, 2007 Revenue Decoupling - Utility withdrew its proposed mechanism as part of the settlement and will support the statewide generic proceeding announced by the Pennsylvania PUC on September 28, 2006.

Utility Rate Case Settlements * Represents the approximate range of rate base filed for in this case. ** Black-box settlement in both states. New York Pennsylvania Approximate Rate Base $640-$650 MM $280-$290 MM* Approximate Base Rate Revenue Increase $21 MM $14.3 MM Effective Date 8/1/2005 1/1/2007 Approximate Utility Capital Structure**: Approximate Utility Capital Structure**: Long-term Debt 45% Cost Component 6.65% Short-term Debt 5% Cost Component 5.0-6.0% Equity Component 50% Return on Equity 10-11%

Energy Marketing Customers & Marketing Area Customers @ FYE 2004 2005 2006 Residential 15,983 14,902 14,963 Commercial/Industrial 4,345 4,265 4,605

Energy Marketing Diluted Earnings per Share Fiscal Year 2002 2003 2004 2005 2006 Earnings 0.11 0.07 0.07 0.06 0.07 Fiscal Year

Canada - 7% 43.3 BCFE NY PA Gulf Coast - 8% 49.3 BCFE East - 13% 83.0 BCFE CA - 72% 405.1 BCFE Total: 580.7 BCFE / 96.8 MMBOE Oil: 60% Gas: 40% E&P's Reserves by Region (at 09/30/06)

E&P's Year End Results September 30, 2006 Production: 47.4 BCFE Operating Revenue $346.9 MM Net Income $ 78.4 MM * Drilled 277 New Wells - 97% Success Rate Expenses/Mcfe 4th Quarter Fiscal Year DD&A $1.98 $2.00 LOE $1.14 $1.18 G&A $0.40 $0.49 ($23.3 MM) * Excludes oil & gas impairment of $68.6 million and income tax adjustment of $11.2 million.

2002 2003 2004 2005 2006 2007E East 8.4 9.4 9.5 12.5 27 35.5 West 34.4 11.4 17.4 29.6 36 42.5 Canada 27 30.8 31.4 38.5 42 34.5 Gulf 44.8 24.2 19.4 41.8 103 99.5 $114.6 $75.8 $77.7 $122.4 $208.0 Fiscal Year $US Millions Exploration & Production Capital Expenditures by Division $210-$214

$US Millions Exploration & Production Estimated Capital Expenditures 2007 Gulf West East Canada Exploration Drlg. 64.5 4 5.6 23.4 G&G 4.3 0 0.5 2.7 Development New 0 0 23 1.9 Development Proved 5.6 28.1 0.4 0 Facilities 17.6 8.6 3.5 2.3 Leasehold Acquisition 5.4 0 1.8 2.7 Other 2.3 1.8 0.3 1.4 $99.7 $42.5 $35.1 $34.4

E&P's Forecast Data for Fiscal 2007 Production: 47 - 52 BCFE Number of Wells to be Drilled: 255 - 298 Expenses/Mcfe Estimated Range DD&A $2.10 - $2.30 LOE $1.10 - $1.30 Other Taxes (% of Revenue) $0.10 - $0.14 Other Operating Expenses $8.5 MM - $10.5 MM General and Administrative $ 24 MM - $26 MM

Swaps Volume Average Hedge Price Oil 0.9 MMBBL $37.03 / BBL Gas 0.7 BCF $5.84 /MCF No-cost Collars Volume Lowest Floor Price Highest Ceiling Price Oil 0.2 MMBBL $70.00 / BBL $77.00 / BBL Gas 5.7 BCF $7.42 / MCF $20.53 / MCF Fiscal 2007 Exploration & Production Hedging Summary at 9/30/06 Fiscal 2008 No-cost Collars Volume Lowest Floor Price Highest Ceiling Price Gas 1.4 BCF $7.42 / MCF $17.81 / MCF

NYMEX Settlement Prices Natural Gas ($/MMBtu) Oil ($/Bbl) Natural Gas ($/MMBtu) Oil ($/Bbl) At 07/12/06 At 09/21/06 Oct-06 $ 6.382 $76.69 Nov-06 $ 7.737 $77.12 Dec-06 $ 9.307 $77.47 Jan-07 $10.077 $77.74 Feb-07 $10.122 $77.91 Mar-07 $ 9.932 $78.01 Apr-07 $ 8.262 $78.04 May-07 $ 8.097 $78.01 Jun-07 $ 8.182 $77.94 Jul-07 $ 8.292 $77.85 Aug-07 $ 8.382 $77.76 Sept-07 $ 8.487 $77.67 Average $ 8.600 $77.68 Oct-06 $4.781 $61.59 Nov-06 $6.011 $61.59 Dec-06 $7.391 $62.53 Jan-07 $7.881 $63.32 Feb-07 $7.921 $64.03 Mar-07 $7.746 $64.65 Apr-07 $7.166 $65.18 May-07 $7.126 $65.61 Jun-07 $7.221 $65.96 Jul-07 $7.311 $66.25 Aug-07 $7.391 $66.49 Sept-07 $7.476 $66.67 Average $7.119 $64.49

Seneca's Working Interest: 20% Sukunka b-60-E Production Commenced on December 13, 2004 Current Sales Rate up to 60 MMcf/d * Sukunka d-93-D Well Successfully Completed Production Tests at Rates up to 33 MMcf/d * Sukunka 69-C Currently Drilling Expected Completion during 2nd Quarter FY 2007. Exploration & Production Sukunka Wells * Third Party Processing Facilities Limit Production to 65 MMcf/d

935,000 Total Net Acres 778,000 in PA 157,000 in NY National Fuel Mineral Interests

Devonian Shales - New Joint Venture Bass Island, Lockport, Medina, Whirlpool Upper Devonian Sandstones - Development Project Onondaga Limestone Trenton, Black River Theresa E&P East Division Stratigraphic Column 42

E&P Devonian Shale Play Northern Appalachian Basin Devonian Shale Fairway 43

National Fuel Gas Company Earnings Guidance FY 2007 Earnings Guidance $2.10-$2.30 per share, includes: Exploration & Production Production between 47 and 52 Bcfe Pricing based on 9/21/06 NYMEX futures pricing strip No new 2007 production from announced venture with EOG Resources Pipeline & Storage Settlement of complaint proceeding brought by Joint State Agencies with new tariff rates in effect during FY 2007 Utility Pennsylvania rate settlement in effect as of January 1, 2007

National Fuel Gas Company Share Buyback Date Authorized: December 8, 2005 Authorized Amount: Up to 8 Million Shares As of 9/30/06: 2,526,550 Shares Repurchased

National Fuel Gas Company As a Value Company Financially Strong Diversified Asset Base Prime Location: Proximity to Canada Undeveloped Storage Pipeline Corridor to East Coast Appalachian Acreage Potential Strong Dividend Record

APPENDIX

National Fuel Gas Company New York Stock Exchange NFG Shares Outstanding (Approx.) (As of 09/30/06) 83.4 Million Average Daily Trading Volume (12 Months Ended 09/30/06) 445,802 Market Capitalization (Approx.) (As of 11/3/06) $3.2 Billion $1.20 Annual Dividend Rate September Fiscal Year End

1/1/1970 2/1/1970 3/1/1970 4/1/1970 5/1/1970 6/1/1970 7/1/1970 8/1/1970 9/1/1970 10/1/1970 11/1/1970 12/1/1970 1/1/1971 2/1/1971 3/1/1971 4/1/1971 5/1/1971 6/1/1971 7/1/1971 8/1/1971 9/1/1971 10/1/1971 11/1/1971 12/1/1971 1/1/1972 2/1/1972 3/1/1972 4/1/1972 5/1/1972 6/1/1972 7/1/1972 8/1/1972 9/1/1972 10/1/1972 11/1/1972 12/1/1972 1/1/1973 2/1/1973 3/1/1973 4/1/1973 5/1/1973 6/1 /1973 7/1/1973 8/1/1973 9/1/1973 10/1/1973 11/1/1973 12/1/1973 1/1/1974 2/1/1974 3/1/1974 4/1/1974 5/1/1974 6/1/1974 7/1/1974 8/1/1974 9/1/1974 10/1/1974 11/1/1974 12/1/1974 1/1/1975 2/1/1975 3/1/1975 4/1/1975 5/1/1975 6/1/1975 7/1/1975 8/1/1975 9/1/1975 10/1/1975 11/1/1975 12/1/1975 1/1/1976 2/1/1976 3/1/1976 4/1/1976 5/1/1976 6/1/1976 7/1/1976 8/1/1976 9/1/1976 10/1/1976 11/1/1976 12/1/1976 1/1/1977 2/1/1977 3/1/1977 4/1/1977 5/1/1977 6/1/1977 7/1/1977 8/1/1977 9/1/1977 10/1/1977 11/1/1977 12/1/1977 1/1/1978 2/1/1978 3/1/1978 2.727279545 2.798297727 2.840918182 2.698881818 2.514225 2.372140909 2.428984091 2.642038636 2.5284 2.500002273 2.599418182 2.5284 2.784075 2.911936364 2.684659091 2.982954545 2.840918182 2.784075 2.7699 2.840918182 2.713056818 2.755677273 2.741454545 2.840918182 3.03975 3.03975 2.982954545 2.897713636 2.883538636 2.840918182 2.798297727 2.869315909 2.982954545 3.025575 3.153388636 3.139213636 3.181834091 3.210231818 3.139213636 2.897713636 2.713056818 2.727279545 2.613640909 2.627863636 2.883538636 2.7699 2.500002273 2.400586364 2.670436364 2.698881818 2.514225 2.386363636 2.159086364 1.974429545 2.173309091 1.974429545 2.045447727 2.144863636 2.088068182 2.088068182 2.343743182 2.301122727 2.457381818 2.357965909 2.500002273 2.556797727 2.428984091 2.400586364 2.357965909 2.400586364 2.4147613 64 2.428984091 2.713056818 2.500002273 2.500002273 2.5284 2.514225 2.5284 2.741454545 2.826695455 2.840918182 2.869315909 2.869315909 3.181834091 3.238629545 3.011352273 2.954556818 3.053972727 3.025575 3.238629545 3.110815909 2.897713636 2.997177273 3.025575 2.997177273 3.03975 2.840918182 2.840918182 2.883538636 National Fuel Gas Company Stock Price (Jan 1970 - Nov 2006) 11/3/2006 $38.12

Standard & Poor's Moody's Fitch, Inc. Long-Term Debt BBB+ Baa1 A- Outlook Stable Stable Stable Commercial Paper A-2 P-2 F2 NFG Debt Ratings at September 30, 2006

Commercial Paper Program And Bilateral Credit Facilities - Aggregate Of $635 MM $0 MM borrowed at September 30, 2006 $300.0 MM Committed Credit Facility Through September 2010 $0 borrowed Universal Shelf Registration on File - Additional $550 MM Can Be Issued As Debt Or Equity Securities Any offer and sale of such securities will be made only by means of a prospectus meeting requirements of securities laws National Fuel Gas Company Capital Resources

* Long-term Debt includes Current Portion of Long-term Debt. ** Includes Discontinued Operations. $2.36 Billion at September 30, 2005** Long-Term Debt Short-Term Debt Shareholder Equity Capitalization 1128 0 1230 Short-Term Debt 0% Shareholder Equity 52% Long-Term* Debt 48% $2.56 Billion at September 30, 2006 Long-Term Debt Short-Term Debt Shareholder Equity Capitalization 1119 0 1444 Short-Term Debt 0% National Fuel Gas Company Capitalization Shareholder Equity 56% Long-Term* Debt 44%

2002 2003 2004 2005 2006 CFPS 1.18 2.52 1.82 2.29 0.28 Fiscal Year National Fuel Gas Company Free Cash Flow per Diluted Share

2001 2002 2003 2004 2005 2006 2007E Utility 42.4 51.5 49.9 55.5 50.1 54.4 58 P & S 26 30.3 199.4 23.2 21.1 26 65 E & P 296.4 114.6 75.8 77.7 121.2 208.3 212 Energy Mkt. 0.116 0.1 0.2 0.0102 0 $- 0 Timber 3.7 25.6 3.5 2.8 18.9 2.3 2 Corp & Others 0.937 6.6 50.1 5.7 1.1 3.2 2 International 15.6 4.2 2.5 7.5 5.9 0 $385.1 $ Millions $232.9 $381.4 $172.3 $218.3 Fiscal Year National Fuel Gas Company Expenditures for Long-Lived Assets $294.2 Approx. $337-$341

Fiscal Year 2002 2003 2004 2005 2006 Earnings 0.62 0.7 0.59 0.46 0.55 a Excludes SFAS 88 settlement loss of -$0.03 b Excludes out-of-period adjustment to symmetrical sharing of $0.03 a Fiscal Year Utility Diluted Earnings per Share b

2002 2003 2004 2005 2006 Utility 169 179 191 211 204 Utility O & M Expense * Excludes SFAS 88 settlement loss of -$3.4 million Fiscal Year $ Millions *

2002 2003 2004 2005 2006 61.3 60.7 65.1 65.4 66.3 * Excludes SFAS 88 settlement loss of -$3.0 million * Pipeline & Storage O & M Expense $ Millions Fiscal Year

Fiscal Year 2002 2003 2004 2005 2006 Earnings 0.33 0.46 0.61 0.6 0.91 a b a Excludes oil & gas impairment, loss on sale and cum. effect of change in acctg of - $0.85 b Excludes SFAS 88 settlement loss of -$0.01 and Adjustment of loss on sale of oil and gas assets of +$0.06 c Excludes oil & gas impairment of -$0.80 and income tax adjustments of $0.13 Fiscal Year Exploration & Production Diluted Earnings per Share c

Seneca's Gross Well Drilling Activity for Fiscal 2006 Total Exploratory Exploratory Developmental Developmental Success Ratio Successful Unsuccessful Successful Unsuccessful East 152 7 2 143 0 99% West 95 1 0 93 1 99% Gulf 5 3 2 0 0 60% Canada 25 19 2 3 1 88% Total 277 30 6 239 2 97%

Comparable GAAP Financial Measure Slides And Reconciliations

2001 2002 2003 2004 2005 2006 387.9 205.8 104.8 163.2 103.3 297.4 Fiscal Year National Fuel Gas Company Consolidated Net Cash Used in Investing Activities $ Millions

$138.1 Million 12 Months Ended September 30, 2006 Utility P&S E&P Timber Energy Mkt. Corp. & Other NI 49.8 55.6 21 5.7 5.8 1 National Fuel Gas Company Net Income from Continuing Operations

Earnings Dividends Paid 85 0.95 0.48 86 0.88 0.53 87 0.88 0.58 88 0.83 0.61 89 0.97 0.64 90 0.92 0.68 91 0.82 0.72 92 0.97 0.74 93 1.08 0.76 94 1.16 0.78 95 1.02 0.8 96 1.39 0.82 97 1.49 0.85 98 0.3 0.88 99 1.47 0.91 '00 1.61 0.94 '01 0.82 0.97 '02 1.46 1.02 '03 2.2 1.04 '04 2.01 1.09 '05 2.23 1.13 '06 1.61 1.17 National Fuel Gas Company Earnings vs. Dividends Paid Fiscal Year Dividends Paid Earnings per Diluted Share

2002 2003 2004 2005 2006 Pipeline & Storage 0.37 0.56 0.58 0.71 0.65 All Other Segments 1.09 1.64 1.43 1.52 0.96 $1.46 $2.20 $2.01 $2.23 Fiscal Year Pipeline & Storage vs. Consolidated NFG Diluted Earnings per Share $1.61

2002 2003 2004 2005 2006 Timber 0.12 1.38 0.06 0.06 0.07 All Other Segments 1.34 0.82 1.95 2.17 1.54 $1.46 $2.20 $2.01 $2.23 Fiscal Year Timber vs. Consolidated NFG Diluted Earnings per Share $1.61

2002 2003 2004 2005 2006 Energy Marketing 0.11 0.07 0.07 0.06 0.07 All Other Segments 1.35 2.13 1.94 2.17 1.54 Fiscal Year Energy Marketing vs. Consolidated NFG Diluted Earnings per Share $1.46 $2.20 $2.01 $2.23 $1.61

2002 2003 2004 2005 2006 4.29 4 5.27 3.73 5.48 Fiscal Year National Fuel Gas Company Net Cash Provided by Operating Activities per Diluted Share

2002 2003 2004 2005 2006 Utility 0.62 0.7 0.56 0.46 0.55 All Other Segments 0.84 1.5 1.45 1.77 1.06 $1.46 $2.20 $2.01 $2.23 Fiscal Year Utility vs. Consolidated NFG Diluted Earnings per Share $1.61

2002 2003 2004 2005 2006 Utility 169 179 194 211 204 All Other Segments 225 207 220 193 210 Fiscal Year $ Millions Utility vs. Consolidated NFG O & M Expense $394 $386 $414 $404 $414

2002 2003 2004 2005 2006 Pipeline & Storage 61 61 68 65 66 All Other Segments 333 325 346 339 348 Fiscal Year $ Millions Pipeline & Storage vs. Consolidated NFG O & M Expense $394 $386 $414 $404 $414

2002 2003 2004 2005 2006 Exploration & Production 0.33 -0.39 0.66 0.6 0.24 All Other Segments 1.13 2.59 1.35 1.63 1.37 $1.46 $2.20 $2.01 $2.23 Fiscal Year Exploration & Production vs. Consolidated NFG Diluted Earnings per Share $1.61

$1.46 $2.20 $2.01 $2.23 $1.61

$1.46 $2.20 $2.01 $2.23 $1.61

$1.46 $2.20 $2.01 $2.23 $1.61

$1.46 $2.20 $2.01 $2.23 $1.61

$1.46 $2.20 $2.01 $2.23 $1.61

$1.46 $2.20 $2.01 $2.23 $1.61

$1.46 $2.20 $2.01 $2.23 $1.61

$1.46 $2.20 $2.01 $2.23 $1.61